Exhibit 13 Performance Data Calculations



CLASSIC

  Date of Return: 12/31/98
       Investment 1 Year Period
          Period:
 Amount of Rider: 0.05%
        CDSL Fee: 6.00%
    Variable              Description                   Alger       Alliance VPF  Alliance VPF   Dreyfus VIF    Dreyfus VIF
                                                       American      Growth and      Premier       Capital       Small Cap
                                                       Income &        Income        Growth      Appreciation
                                                        Growth

      AUV0        Initial AUV                         10.046455      9.955783       9.906347      9.915474      10.044696
                  (12/31/97)
      AUVT        Current AUV                         13.123188     11.875063      14.463268     12.734991       9.569595
                  (12/31/98)
        n         Time Period(T-0)                    1 Year(s)     1 Year(s)      1 Year(s)     1 Year(s)      1 Year(s)
        P         Initial Investment                       1000          1000           1000          1000           1000
                  -----------------------------     ------------   -----------    -----------   -----------    -----------
       GR         Gross Return                          30.625%       19.278%        46.000%       28.436%        -4.730%
       f1         Annual Account Fee      (% of P)       0.075%        0.075%         0.075%        0.075%         0.075%
        R         Annual Rider Fee                       0.050%        0.050%         0.050%        0.050%         0.050%
                  (0.05%)
                  -----------------------------     ------------   -----------    -----------   -----------    -----------
       NRA        Net Annualized Return                 30.500%       19.153%        45.875%       28.311%        -4.855%
       NRC        Net Cumulative Return                 30.500%       19.153%        45.875%       28.311%        -4.855%


        W         Free W/D Amount                           150           150            150           150            150
       P-W        Amount Subject to Load                    850           850            850           850            850
      CDSL        Deferred Sales Load                     6.00%         6.00%          6.00%         6.00%          6.00%
        L         Sales Load (as % of P)                  5.10%         5.10%          5.10%         5.10%          5.10%
                  -----------------------------     ------------   -----------    -----------   -----------    -----------
       SRC        Cumulative return upon surrender      25.400%       14.053%        40.775%       23.211%        -9.955%
       SRA        Annualized Return upon surrender      25.400%       14.053%        40.775%       23.211%        -9.955%



       ERV        Ending Redeemable Value
                                                          1,254         1,141          1,408         1,232            900



 Janus Aspen   Calculations
    Series
   Balanced


   9.989308

  13.235357

  1 Year(s)
       1000
------------
    32.495%    = (AUVT/AUV0)-1
     0.075%    = $30/$40,000
     0.050%

------------
    32.370%    = GR - f1 - R
    32.370%    = (1+ NRA)n - 1


        150    = 15% of P
        850    = P - W
      6.00%
      5.10%    = [CDSL*(P-W)]/P
------------
    27.270%    = NRC - L
    27.270%    = (1+ SRC)1/n -
               1


               = P(1+ SRC)
      1,273








       Janus Aspen      MFS VIT       MFS VIT        MFS VIT    MSDW UF Fixed   MSDW UF High  Calculations
          Series       Emerging      Growth and     Research        Income         Yield
        Worldwide       Growth         Income
          Growth

        9.945464       9.976004      9.988592       9.988100       9.952937      9.972492
       12.651044      13.213696     12.055557      12.151873      10.596150     10.311968
       1 Year(s)      1 Year(s)     1 Year(s)      1 Year(s)      1 Year(s)     1 Year(s)
            1000           1000          1000           1000           1000          1000
      -----------    -----------   -----------    -----------   ------------   -----------
         27.204%        32.455%       20.693%        21.664%         6.463%        3.404%     = (AUVT/AUV0)-1
          0.075%         0.075%        0.075%         0.075%         0.075%        0.075%     = $30/$40,000
          0.050%         0.050%        0.050%         0.050%         0.050%        0.050%
      -----------    -----------   -----------    -----------   ------------   -----------
         27.079%        32.330%       20.568%        21.539%         6.338%        3.279%     = GR - f1 - R
         27.079%        32.330%       20.568%        21.539%         6.338%        3.279%     = (1+ NRA)n - 1


             150            150           150            150            150           150     = 15% of P
             850            850           850            850            850           850     = P - W
           6.00%          6.00%         6.00%          6.00%          6.00%         6.00%
           5.10%          5.10%         5.10%          5.10%          5.10%         5.10%     =
                                                                                              [CDSL*(P-W)]/P
      -----------    -----------   -----------    -----------   ------------   -----------
         21.979%        27.230%       15.468%        16.439%         1.238%       -1.821%     = NRC - L
         21.979%        27.230%       15.468%        16.439%         1.238%       -1.821%     = (1+ SRC)1/n
                                                                                              - 1


                                                                                              = P(1+ SRC)
           1,220          1,272         1,155          1,164          1,012           982







         MSDW UF          OCC           OCC       Transamerica   Transamerica  Calculations
      International  Accumulation   Accumulation   VIF Growth     VIF Money
          Magnum     Trust Managed  Trust Small                     Market
                                        Cap

        9.962351       9.972505      9.989379       9.987202             NA
       10.710814      10.540310      8.966431      14.118583       1.036509
       1 Year(s)      1 Year(s)     1 Year(s)      1 Year(s)      1 Year(s)
            1000           1000          1000           1000           1000
      -----------    -----------   -----------    -----------   ------------
          7.513%         5.694%      -10.240%        41.367%             NA    = (AUVT/AUV0)-1
          0.075%         0.075%        0.075%         0.075%         0.075%    = $30/$40,000
          0.050%         0.050%        0.050%         0.050%         0.050%
      -----------    -----------   -----------    -----------   ------------
          7.388%         5.569%      -10.365%        41.242%             NA    = GR - f1 - R
          7.388%         5.569%      -10.365%        41.242%             NA    = (1+ NRA)n - 1


             150            150           150            150            150    = 15% of P
             850            850           850            850            850    = P - W
           6.00%          6.00%         6.00%          6.00%          6.00%
           5.10%          5.10%         5.10%          5.10%          5.10%    = [CDSL*(P-W)]/P
      -----------    -----------   -----------    -----------   ------------
          2.288%         0.469%      -15.465%        36.142%             NA    = NRC - L
          2.288%         0.469%      -15.465%        36.142%             NA    = (1+ SRC)1/n -
                                                                               1


                                                                         NA    = P(1+ SRC)
           1,023          1,005           845          1,361



CLASSIC SINCE INCEPTION

Date of Return: 12/31/98
      Amount of 0.05%
         Rider:


   Variable             Description                   Alger      Alliance VPF  Alliance VPF   Dreyfus VIF    Dreyfus VIF
                                                     American     Growth and      Premier       Capital       Small Cap
                                                     Income &       Income        Growth      Appreciation
                                                      Growth
                Inception Date                      11/15/88       01/14/91      06/26/92       04/05/93      08/31/90

     AUV0       Initial AUV                         3.494762       4.056939      3.608172       4.473909      0.764994
     AUVT       Current AUV                        13.123188      11.875063     14.463268      12.734991      9.569595
                (12/31/98)
       n        Time Period(T-0)                  10.1           8.0           6.5           5.7 Year(s)    8.3
                                                     Year(s)        Year(s)       Year(s)                      Year(s)
       P        Initial Investment                      1000           1000          1000           1000          1000
                -----------------------------     -----------    -----------   -----------   ------------   -----------
      GR        Gross Return                         13.946%        14.426%       23.730%        19.971%       35.371%
      f1        Annual Account Fee      (% of P)      0.075%         0.075%        0.075%         0.075%        0.075%
       R        Annual Rider Fee                      0.050%         0.050%        0.050%         0.050%        0.050%
                (0.05%)
                -----------------------------     -----------    -----------   -----------   ------------   -----------
      NRA       Net Annualized Return                13.821%        14.301%       23.605%        19.846%       35.246%
      NRC       Net Cumulative Return               271.356%       190.171%      298.214%       182.950%     1141.334%

       W        Free W/D Amount                          150            150           150            150           150
      P-W       Amount Subject to Load                   850            850           850            850           850
     CDSL       Deferred Sales Load                    0.00%          0.00%         2.00%          4.00%         0.00%
       L        Sales Load (as % of P)                 0.00%          0.00%         1.70%          3.40%         0.00%

                -----------------------------     -----------    -----------   -----------   ------------   -----------
      SRC       Cumulative return upon surrender    271.356%       190.171%      296.514%       179.550%     1141.334%
      SRA       Annualized Return upon surrender     13.821%        14.301%       23.524%        19.594%       35.246%


      ERV       Ending Redeemable Value
                                                       3,714          2,902         3,965          2,796        12,413



  Janus Aspen   Calculations
     Series
    Balanced

   09/13/93
   5.534076
  13.235357

 5.3
    Year(s)
       1000
 -----------
    17.868%     = (AUVT/AUV0)-1
     0.075%     = $30/$40,000
     0.050%

 -----------
    17.743%     = GR - f1 - R
   137.819%     = (1+ NRA)n - 1

        150     = 15% of P
        850     = P - W
      4.00%
      3.40%     =
                [CDSL*(P-W)]/P
 -----------
   134.419%     = NRC - L
    17.424%     = (1+ SRC)1/n
                - 1

                = P(1+ SRC)
      2,344



       Janus Aspen     MFS VIT        MFS VIT       MFS VIT        MSDW UF    MSDW UF High  Calculations
         Series        Emerging     Growth and      Research    Fixed Income      Yield
        Worldwide       Growth        Income
         Growth
        09/13/93      07/24/95       10/09/95      07/26/95       01/02/97      01/02/97

        4.343208      6.162474       5.977661      6.340774       9.177423      8.904143
       12.651044     13.213696      12.055557     12.151873      10.596150     10.311968
      5.3           3.4            3.2           3.4            2.0           2.0
         Year(s)       Year(s)        Year(s)       Year(s)        Year(s)       Year(s)
            1000          1000           1000          1000           1000          1000
      -----------   -----------    -----------   -----------    -----------   -----------
         22.332%       24.793%        24.233%       20.826%         7.462%        7.626%    = (AUVT/AUV0)-1
          0.075%        0.075%         0.075%        0.075%         0.075%        0.075%    = $30/$40,000
          0.050%        0.050%         0.050%        0.050%         0.050%        0.050%
      -----------   -----------    -----------   -----------    -----------   -----------
         22.207%       24.668%        24.108%       20.701%         7.337%        7.501%    = GR - f1 - R
        189.708%      113.683%       101.022%       90.966%        15.191%       15.542%    = (1+ NRA)n - 1

             150           150            150           150            150           150    = 15% of P
             850           850            850           850            850           850    = P - W
           4.00%         5.00%          5.00%         5.00%          6.00%         6.00%
           3.40%         4.25%          4.25%         4.25%          5.10%         5.10%    = [CDSL*(P-W)]/P
      -----------   -----------    -----------   -----------    -----------   -----------
        186.308%      109.433%        96.772%       86.716%        10.091%       10.442%    = NRC - L
         21.935%       23.943%        23.290%       19.914%         4.931%        5.099%    = (1+ SRC)1/n -
                                                                                            1

                                                                                            = P(1+ SRC)
           2,863         2,094          1,968         1,867          1,101         1,104




         MSDW UF         OCC            OCC       Transamerica  Transamerica  Calculations
      International  Accumulation  Accumulation    VIF Growth     VIF Money
         Magnum     Trust Managed   Trust Small                    Market
                                        Cap
        01/02/97      08/01/88       08/01/88      02/26/69       01/02/98

        9.410145      1.982315       2.930501        NA           1.000000
       10.710814     10.540310       8.966431     14.118583       1.036509
      2.0           10.4           10.4          29.9           1.0
         Year(s)       Year(s)        Year(s)       Year(s)        Year(s)
            1000          1000           1000          1000           1000
      -----------   -----------    -----------   -----------    -----------
          6.697%       17.385%        11.324%        NA             3.661%    = (AUVT/AUV0)-1
          0.075%        0.075%         0.075%        0.075%         0.075%    = $30/$40,000
          0.050%        0.050%         0.050%        0.050%         0.050%
      -----------   -----------    -----------   -----------    -----------
          6.572%       17.260%        11.199%        NA             3.536%    = GR - f1 - R
         13.556%      425.844%       202.407%        NA             3.526%    = (1+ NRA)n - 1

             150           150            150           150            150    = 15% of P
             850           850            850           850            850    = P - W
           6.00%         0.00%          0.00%         0.00%          6.00%
           5.10%         0.00%          0.00%         0.00%          5.10%    =
                                                                              [CDSL*(P-W)]/P
      -----------   -----------    -----------   -----------    -----------
          8.456%      425.844%       202.407%        NA            -1.574%    = NRC - L
          4.148%       17.260%        11.199%        NA            -1.578%    = (1+ SRC)1/n
                                                                              - 1

                                                     NA                       = P(1+ SRC)
           1,085         5,258          3,024                          984


